Exhibit 10.3

PERSONAL GUARANTY

The undersigned, Jon S. Cummings IV, Todd C. Buxton and Eran Danino (each, a “Guarantor” and collectively, “Guarantors”), being officers and shareholders of Omega Commercial Finance Corporation, a Wyoming corporation (“Borrower”), for direct and indirect consideration, the receipt and adequacy of which are hereby expressly acknowledged, jointly and severally, do hereby personally guarantee the full and punctual payment and performance by Borrower under that certain Promissory Note of even date herewith (the “Note”) made in the original principal amount of Five Hundred Thousand Dollars ($500,000.00) made by Borrower in favor of Mark Feanny (“Lender”), a copy of which Note is attached hereto as Exhibit A.

In the event that Borrower fails to make any payment under the Note when due or otherwise or fails to perform in any other manner with respect to the Note, Guarantors do hereby promise, jointly and severally, to make all payments due Borrower or otherwise perform under the Note, and to promptly reimburse Lender for any and all reasonable costs and expenses, including court costs, incurred by Lender in connection with the enforcement of this Personal Guaranty. Furthermore, this Personal Guaranty is an absolute, continuing and unconditional guaranty of payment and performance and shall not be discharged, impaired or affected by the insolvency of any Guarantor, the validity or invalidity of the Note or the Pledge and Security Agreement entered into in connection therewith, any transfer of diminution of value of any portion of the collateral described in such Pledge and Security Agreement, any statute of limitations affecting the liability of any Guarantor, or any right of offset, counterclaim or defense of any Guarantor whatsoever.

Furthermore, Guarantors do hereby authorize and empower any attorney of any court of record of the State of Texas to appear for and to enter judgment against us, or any of us, in favor of Lender for any sums due under the Note or this Personal Guaranty together with the costs of collection as set forth therein and herein. Guarantors, jointly and severally, hereby waive and release all benefit and relieve from any and all appraisement, stay or exemptions laws of any state now in force or hereafter to be passed with respect to this Personal Guaranty.

IN WITNESS WHEREOF, Guarantors have, jointly and severally, executed and delivered this Personal Guarantee this 4th day of March, 2016.

GUARANTORS:

/s/ Jon S. Cummings IV
Jon S. Cummings IV

/s/ Todd C. Buxton
Todd C. Buxton

/s/ Eran Danino
Eran Danino